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Scudder Research Fund

Classes A, B and C

Semiannual Report

February 28, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Research Fund	Nasdaq Symbol	CUSIP Number
Class A	SRHAX	811-166404
Class B	SRHBX	811-166503
Class C	SRHCX	811-166602

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary February 28, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Research Fund	6-Month	1-Year	3-Year	Life of Class**
Class A	-4.61%	-14.42%	-2.26%	-2.28%
Class B	-4.96%	-15.04%	-3.07%	-3.08%
Class C	-5.08%	-15.04%	-3.07%	-3.08%
S&P 500 Index†	-1.69%	-9.53%	-2.46%	-2.04%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 2/28/02	$ 8.07	$ 7.85	$ 7.85
8/31/01	$ 8.46	$ 8.26	$ 8.27

Class A Lipper Rankings* - Large-Cap Core Funds Catagory
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	624	of	754	83
3-Year	238	of	567	42

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder Research Fund - Class A -- S&P 500 Index†

Comparative Results* (Adjusted for Sales Charge)
Scudder Research Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$8,066	$8,800	$8,763
	Average annual total return	-19.34%	-4.17%	-4.09%
Class B(b)	Growth of $10,000	$8,241	$8,940	$8,893
	Average annual total return	-17.59%	-3.67%	-3.64%
Class C(b)	Growth of $10,000	$8,496	$9,106	$9,058
	Average annual total return	-15.04%	-3.07%	-3.08%
S&P 500 Index†	Growth of $10,000	$9,047	$9,280	$9,367
	Average annual total return	-9.53%	-2.46%	-2.04%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on December 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
† The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 2/28/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

March 6, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of March 6, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Joann Barry, portfolio manager of Scudder Research Fund, discusses the fund's results and strategy for the first half of fiscal year 2002.

Q: How did Scudder Research Fund perform relative to its peers and the overall stock market for the six months ended February 28, 2002?

A: Scudder Research Fund fell 4.61 percent for the six-month period ended February 28, 2002 (Class A shares unadjusted for sales charges). This was more than the 2.28 percent decline of the average fund in the Lipper Large-Cap Core Funds category for the period.1 The fund also lost more ground than its benchmark - the unmanaged Standard & Poor's 500 Index2 - which retreated 1.69 percent for the period.

As you know, Scudder Research Fund will be liquidated on or about May 17, 2002. As stated in the letter sent to shareholders in February, the fund's asset base is relatively small, making it difficult to manage the portfolio efficiently and maintain a reasonable expense ratio. After considering current expenses and future growth prospects, the fund's board of directors determined that the fund will not likely reach sufficient scale to operate efficiently.

We are disappointed to say in our final semiannual report that the fund's most recent fiscal period was an especially challenging and volatile one. While we achieved some success with certain health care and economically sensitive stocks, as a whole the portfolio was weighed down by the effects of the weak U.S. economy and investors' fears in the wake of September 11. An autumn rally in technology stocks fizzled as the 2002 earnings prospects of many semiconductor, computer software and telecom equipment companies remained murky.

1 The Lipper Large-Cap Core Funds category is a group of mutual funds tracked by Lipper, Inc. that invests primarily in a diversified mix of large company stocks. There were 754 and 350 funds in the Lipper Large-Cap Core Funds category for the 1-year and 3-year periods ended 2/28/02.
2 The unmanaged Standard & Poor's 500 Index is a group of large company stocks that it not available for direct investment.

Q: Technology stocks rebounded in the fourth calendar quarter of 2001, but then suffered losses in January and February. How did Scudder Research Fund's technology holdings perform for the six months ended February 28?

A: Six of the fund's technology and telecom stocks had substantial negative six-month returns that affected overall performance in the first half of fiscal year 2002. Negative earnings revisions and a poor outlook for capital spending prompted the declines, the most costly of which was WorldCom (1.1 percent of the portfolio). Investors raised questions about WorldCom's accounting during the period.

Q: What were the positive contributors to performance for the most recent fiscal period?

A: The stock of United Technologies, which makes elevators, air conditioners, jet engines and military helicopters, rose between August and February and was the single biggest positive contributor to the fund's results (1.4 percent of the portfolio). We had a substantial overweighting in United Technologies relative to the S&P 500 for much of the period. As mentioned earlier, we also achieved positive returns from health care stocks such as Zimmer Holdings (1.3 percent of the portfolio) and Abbott Laboratories (2.8 percent of the portfolio).

Q: How will the fund be managed between February 28 and May 17?

A: We intend to manage the fund with the same investment discipline until liquidation. The fund has a team of analysts assigned to major sectors. All investment ideas come from individual analysts, and the team chooses from among the holdings they recommend for inclusion in the portfolio. Each sector team determines what it believes are attractive purchase and sale prices for a given stock, and how that stock's inclusion may affect the fund's overall risk profile. Typically, our positioning within each sector is within plus or minus 5 percent of the S&P 500's weighting. Where possible and prudent, we will attempt to minimize capital gains distributions to shareholders upon liquidation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2002

Sector Diversification (Excludes Cash Equivalents)	2/28/02	8/31/01

Financial	18%	18%
Health	15%	14%
Technology	15%	17%
Manufacturing	9%	9%
Consumer Staples	8%	8%
Energy	8%	8%
Consumer Discretionary	8%	7%
Communications	5%	6%
Durables	5%	3%
Other	9%	10%
	100%	100%

Ten Largest Equity Holdings (30.2% of Portfolio)
1. General Electric Co. Industrial conglomerate	3.7%
2. Wal-Mart Stores, Inc. Operator of discount stores	3.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.5%
4. Microsoft Corp. Developer of computer software	3.1%
5. Exxon Mobil Corp. Explorer and producer of oil and gas	2.9%
6. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	2.8%
7. Abbott Laboratories Developer of health care products	2.8%
8. Johnson & Johnson Provider of health care products	2.8%
9. American International Group, Inc. Provider of insurance services	2.7%
10. Citigroup, Inc. Provider of diversified financial services	2.3%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 97.5%
Communications 4.9%
Telephone/Communications
AT&T Corp.	1,140	17,716
JDS Uniphase Corp.*	3,195	15,496
SBC Communications, Inc.	430	16,271
Verizon Communications, Inc.	1,521	71,183
WorldCom, Inc. (Worldcom Group)*	4,905	36,886
		157,552
Consumer Discretionary 7.3%
Department & Chain Stores
Home Depot, Inc.	792	39,600
Target Corp.	875	36,663
Wal-Mart Stores, Inc.	1,895	117,509
Walgreen Co.	1,065	42,856
		236,628
Consumer Staples 8.1%
Alcohol & Tobacco 1.2%
Philip Morris Companies, Inc.	765	40,285
Food & Beverage 4.2%
Coca-Cola Co.	830	39,334
Kraft Foods, Inc. "A"	940	36,754
PepsiCo, Inc.	1,202	60,701
		136,789
Package Goods/Cosmetics 2.7%
Colgate-Palmolive Co.	550	30,789
Procter & Gamble Co.	655	55,537
		86,326
Durables 4.5%
Aerospace 2.4%
Lockheed Martin Corp.	545	30,743
United Technologies Corp.	625	45,594
		76,337
Construction/Agricultural Equipment 2.1%
Caterpillar, Inc.	565	31,363
PACCAR, Inc.	510	36,684
		68,047
Energy 8.0%
Oil & Gas Production 0.8%
Conoco, Inc.	940	26,000
Oil Companies 5.9%
Exxon Mobil Corp.	2,255	93,132
Royal Dutch Petroleum Co. (New York shares)	1,363	70,017
Total Fina Elf SA (ADR)	365	26,846
		189,995
Oil/Gas Transmission 1.3%
Exelon Corp.	870	42,874
Financial 17.5%
Banks 6.5%
Bank of America Corp.	610	39,010
Fifth Third Bancorp.	675	43,038
FleetBoston Financial Corp.	1,175	39,222
J.P. Morgan Chase & Co.	1,307	38,230
Wells Fargo & Co.	1,110	52,059
		211,559
Consumer Finance 3.4%
Citigroup, Inc.	1,628	73,667
Household International, Inc.	675	34,763
		108,430
Insurance 5.0%
American International Group, Inc.	1,185	87,654
Hartford Financial Services Group, Inc.	465	31,155
XL Capital Ltd. "A"	455	43,343
		162,152
Other Financial Companies 2.6%
Lehman Brothers Holdings, Inc.	405	22,883
Morgan Stanley Dean Witter & Co.	700	34,384
Washington Mutual, Inc.	865	28,138
		85,405
Health 15.1%
Biotechnology 0.7%
Genentech, Inc.*	500	23,600
Hospital Management 1.3%
HCA, Inc.	1,005	40,934
Medical Supply & Specialty 4.7%
Applied Biosystems Group (Applera Corp.)	805	18,193
Johnson & Johnson	1,495	91,046
Zimmer Holdings, Inc.*	1,180	42,197
		151,436
Pharmaceuticals 8.4%
Abbott Laboratories	1,615	91,323
American Home Products Corp.	1,030	65,457
Pfizer, Inc.	2,798	114,606
		271,386
Manufacturing 9.0%
Chemicals 3.1%
E.I. du Pont de Nemours & Co.	1,185	55,505
Sigma-Aldrich Corp.	940	42,855
		98,360
Diversified Manufacturing 4.6%
General Electric Co.	3,140	120,890
Tyco International Ltd.	990	28,809
		149,699
Machinery/Components/Controls 1.3%
Johnson Controls, Inc.	470	41,717
Media 3.1%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	1,955	48,484
Viacom, Inc. "B"*	1,085	50,507
		98,991
Service Industries 3.0%
EDP Services 1.9%
Automatic Data Processing, Inc.	750	39,533
Electronic Data Systems Corp.	155	9,150
VeriSign, Inc.*	480	11,390
		60,073
Printing/Publishing 1.1%
Dow Jones & Co., Inc.	660	36,835
Technology 14.5%
Computer Software 4.3%
BEA Systems, Inc.*	1,240	15,760
Check Point Software Technologies Ltd.*	230	6,422
Mercury Interactive Corp.*	530	17,956
Microsoft Corp.*	1,700	99,178
		139,316
EDP Peripherals 0.5%
EMC Corp.*	1,595	17,386
Electronic Components/Distributors 1.8%
Applied Micro Circuits Corp.*	2,090	16,072
Cisco Systems, Inc.*	2,925	41,740
		57,812
Electronic Data Processing 3.3%
Hewlett-Packard Co.	770	15,492
International Business Machines Corp.	938	92,037
		107,529
Semiconductors 4.6%
Intel Corp.	2,255	64,380
LSI Logic Corp.*	1,640	24,584
Maxim Integrated Products, Inc.*	570	26,083
Xilinx, Inc.*	925	33,226
		148,273
Transportation 0.9%
Railroads
Canadian National Railway Co.	600	30,232
Utilities 1.6%
Electric Utilities
Calpine Corp.*	1,165	8,563
DTE Energy Co.	1,025	42,456
		51,019
Total Common Stocks (Cost $3,190,955)		3,152,977
	Principal Amount ($)	Value ($)
Cash Equivalents 2.5%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $79,867)	79,867	79,867
Total Investment Portfolio - 100.0% (Cost $3,270,822) (a)		3,232,844

* Non-income producing security.
(a) The cost for federal income tax purposes was $3,290,121. At February 28, 2002, net unrealized depreciation for all securities based on tax cost was $57,277. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $320,831 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $378,108.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $3,270,822)	$ 3,232,844
Cash	5,777
Dividends receivable	5,122
Receivable for Fund shares sold	68
Foreign taxes recoverable	114
Total assets	3,243,925
Liabilities
Payable for Fund shares redeemed	$ 275
Accrued management fee	1,787
Other accrued expenses and payables	16,646
Total liabilities	18,708
Net assets, at value	$ 3,225,217
Net Assets
Net assets consist of: Accumulated net investment loss	(7,408)
Net unrealized appreciation (depreciation) on investments	(37,978)
Accumulated net realized gain (loss)	(539,230)
Paid-in capital	3,809,833
Net assets, at value	$ 3,225,217
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,167,048 / 144,670 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.07
Maximum offering price per share (100 / 94.25 of $8.07)	$ 8.56
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,092,148 / 139,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.85
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($966,021 / 123,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.85

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2002 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $24)	$ 20,292
Interest	1,156
Total Income	21,448
Expenses: Management fee	11,119
Administrative fee	5,545
Distribution service fees	11,517
Trustees' fees and expenses	693
Total expenses, before expense reductions	28,874
Expense reductions	(18)
Total expenses, after expense reductions	28,856
Net investment income (loss)	(7,408)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(249,580)
Net unrealized appreciation (depreciation) during the period on investments	100,140
Net gain (loss) on investment transactions	(149,440)
Net increase (decrease) in net assets resulting from operations	$ (156,848)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income (loss)	$ (7,408)	$ (33,450)
Net realized gain (loss) on investment transactions	(249,580)	(289,154)
Net unrealized appreciation (depreciation) on investment transactions during the period	100,140	(1,016,471)
Net increase (decrease) in net assets resulting from operations	(156,848)	(1,339,075)
Distributions to shareholders from: Net realized gains: Class A	-	(112,544)
Class B	-	(101,585)
Class C	-	(101,585)
Fund share transactions: Proceeds from shares sold	457,341	197,090
Reinvestment of distributions	-	315,707
Cost of shares redeemed	(238,485)	(10,202)
Net increase (decrease) in net assets from Fund share transactions	218,856	502,595
Increase (decrease) in net assets	62,008	(1,152,194)
Net assets at beginning of period	3,163,209	4,315,403
Net assets at end of period (including accumulated net investment loss of $7,408 at February 28, 2002)	$ 3,225,217	$ 3,163,209

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.46	$ 13.31	$ 10.12	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	-[d]	(.04)	(.07)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.39)	(3.84)	3.26	.63
Total from investment operations	(.39)	(3.88)	3.19	.62
Less distributions from: Net realized gains on investment transactions	-	(.97)	-	-
Net asset value, end of period	$ 8.07	$ 8.46	$ 13.31	$ 10.12
Total Return (%)[e]	(4.61)**	(30.43)[f]	31.52[f]	6.53f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1
Ratio of expenses before expense reductions (%)	1.32*	4.49[g]	3.80	2.33*
Ratio of expenses after expense reductions (%)	1.32*	1.59[g]	1.49	1.48*
Ratio of net investment income (loss) (%)	.03*	(.43)	(.56)	(.08)*
Portfolio turnover rate (%)	78*	100	101	78*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from December 31, 1998 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Amount is less than $.005.
e Total return does not reflect the effect of any sales charges.
f Total return would have been lower had certain expenses not been reduced.
g The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 4.34% and 1.47%, respectively.
* Annualized
** Not annualized

Class B

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.26	$ 13.12	$ 10.06	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.12)	(.16)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.38)	(3.77)	3.22	.63
Total from investment operations	(.41)	(3.89)	3.06	.56
Less distributions from: Net realized gains on investment transactions	-	(.97)	-	-
Net asset value, end of period	$ 7.85	$ 8.26	$ 13.12	$ 10.06
Total Return (%)[d]	(4.96)**	(30.99)[e]	30.42[e]	5.89e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1
Ratio of expenses before expense reductions (%)	2.12*	5.31[f]	4.51	3.27*
Ratio of expenses after expense reductions (%)	2.12*	2.36[f]	2.30	2.42*
Ratio of net investment income (loss) (%)	(.77)*	(1.20)	(1.37)	(1.02)*
Portfolio turnover rate (%)	78*	100	101	78*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from December 31, 1998 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.15% and 2.24%, respectively.
* Annualized
** Not annualized

Class C

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.27	$ 13.12	$ 10.06	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.12)	(.16)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.39)	(3.76)	3.22	.63
Total from investment operations	(.42)	(3.88)	3.06	.56
Less distributions from: Net realized gains on investment transactions	-	(.97)	-	-
Net asset value, end of period	$ 7.85	$ 8.27	$ 13.12	$ 10.06
Total Return (%)[d]	(5.08)**	(30.90)[e]	30.42[e]	5.89e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1	1
Ratio of expenses before expense reductions (%)	2.09*	5.20[f]	4.51	3.27*
Ratio of expenses after expense reductions (%)	2.09*	2.36[f]	2.31	2.42*
Ratio of net investment income (loss) (%)	(.74)*	(1.21)	(1.37)	(1.02)*
Portfolio turnover rate (%)	78*	100	101	78*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from December 31, 1998 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratios of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.04% and 2.24%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Research Fund (the "Fund") is a diversified series of Scudder Investors Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 5, 2002 (see Note G).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $26,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009, the expiration date, whichever occurs first. In addition, from November 1, 2000 through August 31, 2001, the Fund incurred approximately $243,500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to the Fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $1,417,574 and $1,211,842, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.70% of the first $250,000,000 of the Fund's average daily net assets, 0.67% of the next $750,000,000 of such net assets, 0.65% of the next $1,500,000,000 of such net assets and 0.63% of such net assets in excess of $2,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.35% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company ("SISC"), an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 1,892	$ 291
Class B	1,969	315
Class C	1,684	259
	$ 5,545	$ 865

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2002
Class B	$ 3,938	$ 630
Class C	3,608	555
	$ 7,546	$ 1,185

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 1,456	$ 321
Class B	1,312	295
Class C	1,203	270
	$ 3,971	$ 886

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2002 aggregated $97.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2002, there was no CDSC for Class B and C shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended February 28, 2002, totaled $1,156 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $18 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	35,681	$ 298,318	8,979	$ 81,796
Class B	12,940	105,227	11,927	104,256
Class C	6,944	53,796	1,251	11,038
		$ 457,341		$ 197,090
Shares issued to shareholders in reinvestment of distributions
Class A	-	$ -	11,023	$ 112,543
Class B	-	-	10,128	101,582
Class C	-	-	10,128	101,582
		$ -		$ 315,707
Shares redeemed
Class A	(26,739)	$ (227,266)	(899)	$ (8,142)
Class B	(829)	(7,015)	(234)	(2,060)
Class C	(500)	(4,204)	-	-
		$ (238,485)		$ (10,202)
Net increase (decrease)
Class A	8,942	$ 71,052	19,103	$ 186,197
Class B	12,111	98,212	21,821	203,778
Class C	6,444	49,592	11,379	112,620
		$ 218,856		$ 502,595

G. Cessation of Operations

On February 4, 2002, the Board of Trustees of the Fund approved the cessation of operations of the Fund effective on or about May 17, 2002, (the "Closing Date''). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 5, 2002.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Zurich Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.